Exhibit 10.1

AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), is among the following: (i) NN, Inc., a Delaware corporation (the “Borrower”); (ii) the Guarantors; (iii) the Lenders signatory hereto that are party to the Credit Agreement referred to below; and (iv) SunTrust Bank, as administrative agent (in such capacity, the “Administrative Agent”). SunTrust Robinson Humphrey Inc., Keybanc Capital Markets Inc. and Regions Capital Markets, a division of Regions Bank, are acting as joint lead arrangers (collectively, the “Arrangers”) in connection with the Amendment.

RECITALS:

WHEREAS, reference is hereby made to the Amended and Restated Credit Agreement, dated as of September 30, 2016 (as amended by the Incremental Amendment to Amended and Restated Credit Agreement, dated as of October 31, 2016, Amendment No. 1 (as defined below) and Amendment No. 2 to Amended and Restated Credit Agreement, dated as of August 15, 2017 and as the same may be further amended, restated, amended and restated, supplemented, extended, refinanced or otherwise modified prior to the date hereof, the “Credit Agreement”), by and among the Borrower, the Lenders party thereto, the Administrative Agent and the other parties from time to time party thereto. Capitalized terms used in this Amendment but not defined herein shall have the meaning assigned to such terms in the Credit Agreement, as amended by this Amendment (as so amended, the “Amended Credit Agreement”);

WHEREAS, on April 3, 2017, the Borrower, the Administrative Agent, the 2017 Incremental Term Lenders (as defined in Amendment No. 1), the Required Lenders and the Required Revolving Lenders entered into Amendment No. 1 to the Amended and Restated Credit Agreement (the “Amendment No. 1”), pursuant to which the 2017 Incremental Term Lenders made Incremental Term Loans to the Borrower in the aggregate principal amount of $300,000,000 (the “2017 Incremental Term Loans,” and, together with the Tranche B Term Loans, the “Existing Term Loans”) in accordance with Section 2.14 of the Credit Agreement;

WHEREAS, the Borrower, certain of the Lenders and the Administrative Agent desire to amend the Credit Agreement to modify certain provisions thereof pursuant to the terms of the Credit Agreement;

WHEREAS, pursuant to Sections 10.01 and 10.13 of the Credit Agreement, the consent of the Required Lenders is required for the effectiveness of the amendments to the Credit Agreement set forth herein, and each of the Lenders whose consent is required has agreed to the foregoing as evidenced by its signature to this Amendment.

NOW, THEREFORE, in consideration of the premises, agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1. Amendments.

(a) Section 1.01 of the Credit Agreement is hereby amended by inserting in appropriate alphabetical order the following new definitions:

“Third Amendment” means the Third Amendment to the Amended and Restated Credit Agreement, dated as of November 24, 2017.

“Third Amendment Effective Date” means November 24, 2017.

(b) The definition of “Applicable Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended by (i) replacing clause (x) thereof in its entirety with the following: “(x) the Tranche B Term Facility, 2.75% per annum for Base Rate Loans and 3.75% per annum for Eurodollar Rate Loans,” and (ii) replacing clause (y) thereof in its entirety with the following: “(y) the 2017 Incremental Term Loans, 2.25% per annum for Base Rate Loans and 3.25% per annum for Eurodollar Rate Loans,”.

(c) Section 2.05(c)(ii) of the Credit Agreement is hereby amended by replacing each reference therein to “Amendment and Restatement Effective Date” to “Third Amendment Effective Date.”

(d) Section 2.7 of Amendment No. 1 (as incorporated into the Credit Agreement) is hereby amended by replacing each reference therein to “First Amendment Effective Date” to “Third Amendment Effective Date.”

Section 2. Replacement of Non-Consenting Lenders. Concurrently with the effectiveness of this Amendment, the Borrower shall be deemed to have exercised its rights, and to have provided notice to the Administrative Agent and each Lender of its exercise of rights, under Section 10.13 of the Credit Agreement to require each Lender to assign any portion of its Existing Term Loans as to which it has not approved this Amendment as of such time to SunTrust Bank. By its execution of this Amendment, SunTrust Bank agrees to accept such assignments and approves this Amendment in its capacity as the assignee of any such Existing Term Loans.

Section 3. Conditions to Effectiveness.

This Amendment shall become effective on the first Business Day on which the following conditions are satisfied or waived (the “Third Amendment Effective Date”):

(i) the Administrative Agent shall have received counterparts of this Amendment or Consents that, when taken together, bear the signatures of Lenders constituting the Required Lenders, as well as signatures of (A) the Borrower and (B) each other Loan Party;

(ii) each Lender holding Existing Term Loans that has withheld its consent to this Amendment shall be replaced as a Lender as provided in Section 2 of this Amendment and Section 10.13 of the Credit Agreement on the Third Amendment Effective Date;

(iii) the Administrative Agent’s receipt of the following, each of which shall be originals or facsimiles or electronic copies (followed promptly by originals) unless otherwise specified:

(A) a customary legal opinion of Bass, Berry & Sims PLC, as counsel to the Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent;

(B) certificates from a Responsible Officer of each Loan Party dated as of the Third Amendment Effective Date (1) certifying and attaching resolutions adopted by such Loan Party approving and authorizing the execution, delivery and performance of this Amendment, (2) certifying and attaching a good standing certificate as of a recent date from the applicable Governmental Authority of such Loan Party’s jurisdiction of incorporation, organization or formation, (3) certifying and attaching a true and complete copy of each Organization Document of the Borrower, and (D) certifying as to the incumbency and specimen signature of each officer or authorized person executing any Loan Document or any other document delivered in connection herewith on behalf of such Loan Party (together with a certificate of another officer or authorized person as to the incumbency and specimen); and

(C) a certificate from a Responsible Officer of the Borrower dated as of the Third Amendment Effective Date certifying that (a) both before and immediately after giving effect to this Amendment, as of the Third Amendment Effective Date, no Default or Event of Default shall exist and be continuing and (b) the representations and warranties of the Borrower and each other Loan Party contained in Section 4 hereof, Article V of the Amended Credit Agreement or in any other Loan Document are true and correct in all material respects (or, with respect to representations and warranties modified by a materiality or Material Adverse Effect standard, in all respects) on and as of the Third Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (or, with respect to representations and warranties modified by a materiality or Material Adverse Effect standard, in all respects);

(iv) The Borrower and each of the other Loan Parties shall have provided to the Administrative Agent and the Lenders the documentation and other information requested by the Administrative Agent or any Lender at least three (3) Business Days prior to the Third Amendment Effective Date in order to comply with requirements of the PATRIOT Act, applicable “know your customer” and anti-money laundering rules and regulations; and

(v) the fees in the amounts previously agreed in writing with the Administrative Agent or any Arranger to be received on the Third Amendment Effective Date and all reasonable and documented or invoiced out-of-pocket costs and expenses (including the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP, as counsel to the Administrative Agent and the Arrangers) incurred in connection with the transactions contemplated hereby for which invoices have been presented at least one (1) Business Day prior to the Third Amendment Effective Date shall, or will be substantially simultaneously with the effectiveness of this Amendment, paid in full.

Section 4. Representations and Warranties. By its execution of this Amendment, each Loan Party hereby represents and warrants to the Administrative Agent, the Arrangers and the Lenders that the representations and warranties of each Loan Party set forth in Article V of the Credit Agreement and in the other Loan Documents are, after giving effect to this Amendment, true and correct in all material respects (or, with respect to representations and warranties modified by a materiality or Material Adverse Effect standard, in all respects) on and as of the Third Amendment Effective Date (unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

Section 5. Acknowledgments and Affirmations of the Loan Parties. Each Loan Party hereby expressly acknowledges the terms of this Amendment and the Amended Credit Agreement and confirms and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby and thereby, (ii) its guarantee of the Obligations under the Guaranty and (iii) its grant of Liens on the Collateral to secure the Obligations pursuant to the Collateral Documents; provided that, on and after the effectiveness of this Amendment, each reference in the Guaranty and in each of the other Loan Documents to “the Credit Agreement,” the “Amended and Restated Credit Agreement,” “thereunder,” “thereof” or words of like import shall mean and be a reference to the Amended Credit Agreement. Without limiting the generality of the foregoing, the Collateral Documents to which such Loan Party is a party and all of the Collateral described therein do, and shall continue to secure, payment of all of the Obligations.

Section 6. Other. This Amendment, the Amended Credit Agreement and the other Loan Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Amended Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Amended Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. It is understood and agreed that, on and after the Third Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in each Loan Document to the Credit Agreement, whether direct or indirect, shall hereafter be deemed to be a reference to the Amended Credit Agreement and that this Amendment is a Loan Document. This Amendment shall not constitute a novation of the Credit Agreement or any of the Loan Documents.

Section 7. Governing Law; Submission to Jurisdiction; Venue; Waiver of Jury Trial. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. SECTIONS 10.14 AND 10.15 OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS AMENDMENT AND SHALL APPLY MUTATIS MUTANDIS HERETO.

Section 8. Severability. Any term or provision of this Amendment which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Amendment or affecting the validity or enforceability of any of the terms or provisions of this Amendment in any other jurisdiction. If any provision of this Amendment is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

Section 9. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or e-mail (including in a “.pdf” format) shall be effective as delivery of a manually executed counterpart of this Amendment.

[Signature pages follow.]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment as of the date first written above.

NN, INC., as the Borrower

By:	/s/ J. Robert Atkinson
	Name:	J. Robert Atkinson
	Title:	Vice President – Strategy and Investor Relations

[Third Amendment Signature Page]

Acknowledged and agreed to by each of the

undersigned Guarantors:

AUTOCAM CORPORATION

AUTOCAM-PAX, INC.

INDUSTRIAL MOLDING CORPORATION

WHIRLAWAY CORPORATION

PNC ACQUISITION COMPANY, INC.

PMC USA ACQUISITION COMPANY, INC.

PMC ACQUISITION COMPANY, INC.

NN PRECISION PLASTICS, INC.

CAPROCK MANUFACTURING, INC.

CAPROCK ENCLOSURES, LLC

PRECISION ENGINEERED PRODUCTS HOLDINGS, INC.

PRECISION ENGINEERED PRODUCTS LLC

BRAININ-ADVANCE INDUSTRIES LLC

WAUCONDA TOOL & ENGINEERING LLC

LACEY MANUFACTURING COMPANY, LLC

GENERAL METAL FINISHING LLC

POLYMETALLURGICAL LLC

MATRIX I LLC

BOSTON ENDO-SURGICAL

TECHNOLOGIES LLC

CONNECTICUT PLASTICS. LLC

ADVANCED PRECISION PRODUCTS, INC.

HOWES TEMCO, LLC

PREMCO, INC.

PROFILES INCORPORATED

HOLMED, LLC

TRIGON INTERNATIONAL LLC

DRT MEDICAL, LLC

By:	/s/ J. Robert Atkinson
Name: J. Robert Atkinson Title: Vice President

[Third Amendment Signature Page]

SUNTRUST BANK, as Administrative Agent

By:	/s/ Anika Kirs
Name: Anika Kirs Title: Vice President

[Third Amendment Signature Page]